Vanguard Large-Cap ETF
Vanguard Growth ETF
Vanguard Value ETF
Vanguard Mid-Cap ETF
Vanguard Mid-Cap Growth ETF
Vanguard Mid-Cap Value ETF
Vanguard Small-Cap ETF
Vanguard Small-Cap Growth ETF
Vanguard Small-Cap Value ETF

Supplement to the Prospectus and Summary Prospectuses Dated April 28, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Purchase and Sale of Fund Shares”:

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 961 082015

Vanguard Index Funds

Supplement to the Statement of Additional Information Dated April 28, 2015

Statement of Additional Information Text Changes

The following replaces the first paragraph under the heading “Information About the ETF Share Class”:

Each Fund (collectively, the ETF Funds) offers and issues an exchange-traded class of shares called ETF Shares. Each Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For Vanguard 500 Index, Vanguard Large-Cap Index, Vanguard Mid-Cap Index, Vanguard Small-Cap Index, Vanguard Value Index, Vanguard Mid-Cap Value Index, Vanguard Small-Cap Value Index, Vanguard Growth Index, Vanguard Mid-Cap Growth Index, and Vanguard Small-Cap Growth Index Funds, the number of ETF Shares in a Creation Unit is 25,000; for Vanguard Total Stock Market Index Fund, the number of ETF Shares in a Creation Unit is 100,000; and for Vanguard Extended Market Index Fund, the number of ETF Shares in a Creation Unit is 200,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 040A 082015